UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 30, 2005
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Amendment to the Executive Officer Performance-Based Compensation Plan

           ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           ITEM 9.01 EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Amendment to Executive Officer Performance-Based Compensation Plan, December 30, 2005

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
AMENDMENT TO
M.D.C. HOLDINGS, INC.
EXECUTIVE OFFICER PERFORMANCE-BASED COMPENSATION PLAN
On December 30, 2005, the Compensation Committee of M.D.C. Holdings, Inc. (the “Company”) amended the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan (the “Performance-Based Plan”), providing that the Compensation Committee may, in its sole discretion, reduce the amount otherwise payable to any Covered Employee under Article III, paragraph B of the Performance-Based Plan, for any fiscal year, by determining on or before the last day of the fiscal year that the payment to such Covered Employee shall not exceed a dollar amount then specified by the Compensation Committee. A copy of the Amendment is filed with this Form 8-K.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
On December 30, 2005, the Compensation Committee took the following action with respect to compensation of certain persons expected to be listed in the Summary Compensation Table to be set forth in the Proxy Statement for the Company’s 2006 Annual Meeting of Shareowners as named executive officers (the “Named Executive Officers”), as defined in Item 402(a)(3) of Regulation S-K:
WITH REGARD TO LARRY A MIZEL,
CHAIRMAN AND CEO
1.	Determined that, pursuant to Paragraph C of Article III of the Performance-Based Plan, as amended, the bonus to Larry A. Mizel, Chairman of the Board of Directors and Chief Executive Officer, for fiscal year 2005 shall be the calculated amount under the Performance-Based Plan, but not to exceed $20,500,000.*

2.	Granted to Mr. Mizel stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant (December 30, 2005). The exercise price for the 90,000 shares covered by the second option is equal to 110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 30, 2005 was $61.98.

3.	Confirmed that Mr. Mizel’s base salary shall remain at $1,000,000 for fiscal year 2006.
* Mr. Mizel has consented to the exercise of the Committee’s discretion with respect to his performance-based compensation for the 2005 fiscal year of the Company.
WITH REGARD TO DAVID D. MANDARICH,
PRESIDENT AND COO
1.	Determined that, pursuant to Paragraph C of Article III of the Performance-Based Plan, as amended, the bonus to David D. Mandarich, President and Chief Operating Officer, for fiscal year 2005 shall be the calculated amount under the Plan, but not to exceed $20,500,000. **

2.	Granted to Mr. Mandarich stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant (December 30, 2005). The exercise price for the 90,000 shares covered by the second option is equal to

110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 30, 2005 was $61.98.

3.	Confirmed that Mr. Mandarich’s base salary shall remain at $830,000 for fiscal year 2006.
** Mr. Mandarich has consented to the exercise of the Committee’s discretion with respect to his performance-based compensation for the 2005 fiscal year of the Company.
WITH REGARD TO PARIS G. REECE III,
EXECUTIVE VICE PRESIDENT AND CFO
1.	Awarded a discretionary bonus for fiscal year 2005 to Paris G. Reece III, the Company’s Executive Vice President, Chief Financial Officer and Principal Accounting Officer, in the amount of $1,000,000.

2.	Awarded Mr. Reece $150,000 in shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This award was valued at $61.98 per share, the closing price of the Company’s common stock on December 30, 2005. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.

3.	Granted Mr. Reece a stock option covering 70,000 shares of common stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001, and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the option is equal to the closing price of the Company’s common stock on the date of grant (December 30, 2005). The closing price on that date was $61.98.

4.	Approved a base salary of $440,028 for Mr. Reece for fiscal year 2006.
WITH REGARD TO MICHAEL TOUFF,
SENIOR VICE PRESIDENT AND GENERAL COUNSEL
1.	Authorized a discretionary bonus for fiscal year 2005 to Michael Touff, the Company’s Senior Vice President and General Counsel, in the amount of $425,000.

2.	Awarded Mr. Touff $75,000 in shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This award was valued at $61.98 per share, the closing price of the Company’s common stock on December 30, 2005. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.

3.	Granted Mr. Touff a stock option covering 30,000 shares of common stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price of the option is equal to the closing price of the Company’s common stock on the date of grant (December 30, 2005). The closing price on that date was $61.98.
Approved a base salary of $353,279 for Mr. Touff for fiscal year 2006.

ITEM 9.01 EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Amendment to the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan, dated December 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: January 6, 2006	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Amendment to the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan, dated December 30, 2005.